 MORGAN STANLEY INSTITUTIONAL FUND TRUST - LONG DURATION FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2010 - SEPTEMBER 30, 2010

                                                                AMOUNT OF    % OF     % OF
                                   OFFERING        TOTAL         SHARES     OFFERING  FUNDS
  SECURITY      PURCHASE/  SIZE OF PRICE OF      AMOUNT OF      PURCHASED  PURCHASED  TOTAL
  PURCHASED    TRADE DATE OFFERING  SHARES       OFFERING        BY FUND    BY FUND   ASSETS        BROKERS        PURCHASED FROM
-------------- ---------- -------- -------- ----------------- ------------ --------- ------- --------------------- --------------
  New York NY    05/19/10       -- $100.000 $  250,000,000.00    95,000.00   0.04%    0.31%    BofA Merrill Lynch, Merrill Lynch
     City                                                                                      Barclays Capital,
  Transition                                                                                 Citi, Goldman, Sachs
  5.267% Due                                                                                   & Co., JPMorgan,
   5/1/2027                                                                                     Morgan Stanley,
                                                                                                Cabrera Capital
                                                                                                Markets, Inc.,
                                                                                               Fidelity Capital
                                                                                               Markets, Jackson
                                                                                                  Securities,
                                                                                             Jefferies & Company,
                                                                                             Loop Capital Markets
                                                                                               LLC, M.R. Beal &
                                                                                              Company, Ramirez &
                                                                                                Co., Inc., Rice
                                                                                              Financial Products
                                                                                              Company, Roosevelt
                                                                                                   and Cross
                                                                                                 Incorporated,
                                                                                               Siebert Brandford
                                                                                               Shank & Co. LLC,
                                                                                               Wells Fargo Bank,
                                                                                                   National
                                                                                              Association, Morgan
                                                                                               Keegan & Company,
                                                                                              Inc., Oppenheimer &
                                                                                              Co., Inc., Raymond
                                                                                              James & Associates,
                                                                                               Inc., RBC Capital
                                                                                              Markets, Southwest
                                                                                               Securities, Inc.,
                                                                                               Stifel Nicolaus,
                                                                                               Stone & Youngberg

  Washington     05/25/10       -- $100.000 $1,156,045,000.00    90,000.00   0.01%    0.29%     JP Morgan, BofA      JP Morgan
 State 5.090%                                                                                   Merrill Lynch,
 due 8/1/2033                                                                                  Barclays Capital,
                                                                                             Citi, Goldman, Sachs
                                                                                             & Co., Morgan Stanley

 New York NYC    06/23/10       -- $100.000 $  554,045,000.00    30,000.00   0.00%    0.10%     Morgan Keegan &       Barclays
   Municipal                                                                                    Company, Inc.,         Capital
 Water 5.724%                                                                                  Barclays Capital,
 due 6/15/2042                                                                               Jefferies & Company,
                                                                                             M.R. Beal & Company,
                                                                                             Ramirez & Co., Inc.,
                                                                                              BofA Merrill Lynch,
                                                                                                citi, Fidelity
                                                                                               Capital Markets,
                                                                                               Goldman, Sachs &
                                                                                               Co., J.P. Morgan,
                                                                                                 Loop Capital
                                                                                             Markets, LLC, Morgan
                                                                                               Stanley, Raymond
                                                                                              James & Associates,
                                                                                               Inc., RBC Capital
                                                                                                 Markets, Rice
                                                                                              Financial Products
                                                                                             Company, Roosevelt &
                                                                                              Cross Incorporated,
                                                                                               Siebert Brandford
                                                                                              Shank & Co., LLC.,
                                                                                               Wells Fargo Bank,
                                                                                                   National
                                                                                              Association, BB & T
                                                                                               Capital Markets,
                                                                                               Lebenthal & Co.,
                                                                                              LLC, Oppenheimer &
                                                                                               Co., Inc., Piper
                                                                                                Jaffray, Stifel
                                                                                               Nicolaus, Stone &
                                                                                                   Youngberg